Exhibit 99.2

Nixon Peabody LLP 55 West 46th Street New York, NY 10036-4120 212-940-3000

July 28, 2021

Minim,Inc.

848 Elm Street

Manchester, New Hampshire 03101

Ladies and Gentlemen:

We have acted as counsel to Minim, Inc., formerly known as Zoom Telephonics, Inc., a Delaware corporation (the “Company”), in connection with the registration statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Act”), filed with the Securities and Exchange Commission (the “Commission”) on the date hereof relating to public offering of up to 11,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), which includes shares of Common Stock issuable upon the exercise of the underwriters’ option to purchase additional shares.

This opinion is being furnished in connection with the requirements of Item 601(b)(5) of Regulation S-K under the Act, and no opinion is expressed herein as to any matter pertaining to the contents of the Registration Statement or related prospectus contained therein (the “Prospectus”), other than as expressly stated herein with respect to the issuance of the Shares.

The Shares are to be sold by the Company pursuant to an underwriting agreement (the “Underwriting Agreement”) to be entered into by and between the Company and B. Riley Securities, Inc., as representatives of the several underwriters named in the Underwriting Agreement, the form of which is being filed as an exhibit to the Registration Statement.

In connection with the foregoing, we have examined originals or copies (certified or otherwise identified to our satisfaction) of: (i) the Registration Statement; (ii) the Prospectus; (iii) the Amended and Restated Certificate of Incorporation of the Company, as amended; and (iv) the Amended and Restated Bylaws of the Company, as amended. We also have examined originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, certificates and other documents and have made such investigations of law as we have deemed necessary or appropriate as a basis for the opinion expressed below.

As to questions of fact material to our opinion expressed herein, we have, when relevant facts were not independently established, relied upon certificates of, and information received from, the Company and/or representatives of the Company. We have made no independent investigation of the facts stated in such certificates or as to any information received from the Company and/or representatives of the Company and do not opine as to the accuracy of such factual matters. We also have relied, without investigation, upon certificates and other documents from, and conversations with, public officials.

Minim, Inc. July 28, 2021 Page 2

In rendering the following opinion, we have assumed, without investigation, the authenticity of any document or other instrument submitted to us as an original, the conformity to the originals of any document or other instrument submitted to us as a copy, the genuineness of all signatures on such originals or copies, and the legal capacity of natural persons who executed any such document or instrument at the time of execution thereof.

We also have assumed that (i) at the time of any offering or sale, the Registration Statement, and any post-effective amendments thereto, will be effective and comply with all applicable laws, (ii) all Shares will be issued and sold in compliance with applicable federal and state securities laws and in the manner described in the Prospectus and any applicable prospectus supplement relating thereto, and (iii) no consent, approval, authorization or other action by, and no notice to or filing with, any governmental body or agency or any other third party is required for the execution, delivery or performance by the Company of any material agreement to which it is a party or, if any such consent, approval, authorization, action, notice or filing is required, it has been or will be duly obtained, taken, given or made and is or will be in full force and effect.

Based upon and subject to the foregoing and the other qualifications and limitations contained herein, we are of the opinion that the Shares have been duly authorized and, when issued in the manner described in the Prospectus, will be validly issued and are fully paid and non-assessable.

Members of our firm involved in the preparation of this opinion are licensed to practice law in the States of New York or New Hampshire, the Commonwealths of Massachusetts or Virginia, or the District of Columbia, and we do not purport to be experts on, or to express any opinion herein concerning, the laws of any other jurisdiction other than the federal law of the United States of America and the General Corporation Law of the State of Delaware. We express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

It is understood that this opinion is to be used only in connection with the offer and sale of the Common Stock while the Registration Statement is in effect and may not be used, quoted or relied upon for any other purpose nor may this opinion be furnished to, quoted to or relied upon by any other person or entity, for any purpose, without our prior written consent.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name as it appears under the caption “Legal Matters” in the Prospectus. In giving such consent, we do not admit that any member of this firm is an “expert” within the meaning of the Act or the rules and regulations of the Commission thereunder.

This opinion is limited to the matters stated herein, and no opinion or belief is implied or may be inferred beyond the matters expressly stated herein. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions, and we disclaim any obligation to advise you of any change in any of these sources of law or subsequent legal or factual developments which might affect any matters or the opinion set forth herein.

Very truly yours,

/s/ Nixon Peabody LLP